PRUDENT BEAR FUNDS, INC.


Supplement dated June 11, 2003 to
Prospectus dated January 31, 2003 for
No Load Shares of the Prudent Bear Large Cap Fund


     Please use this supplement with the Prudent Bear Funds, Inc.'s Prospectus for the no load shares of the Prudent Bear Large Cap Fund, dated January 31, 2003. Please read this supplement carefully and keep it with your records for future reference.

     Effective June 2, 2003, Prudent Bear Funds, Inc. changed the name of the Prudent Safe Harbor Fund to "Prudent Global Income Fund". All references to the Prudent Safe Harbor Fund in the Prospectus are amended by this supplement to refer to the Prudent Global Income Fund.

                                      * * *

     Shareholders who have questions concerning the Prudent Bear Fund, the Prudent Global Income Fund or the Prudent Large Cap Fund should call 1-800-711-1848 or write to:

                             Prudent Bear Funds, Inc.
                             8140 Walnut Hill Lane
                             Suite 300
                             Dallas, Texas  75231